UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2016

FARMLAND PARTNERS INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-36405 (Commission File Number)	46-3769850 (IRS Employer Identification No.)

4600 S. Syracuse Street, Suite 1450 Denver, Colorado (Address of principal executive offices)	80237 (Zip Code)

Registrant’s telephone number, including area code: (720) 452-3100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

On September 12, 2016, Farmland Partners Inc. (the “Company”), Farmland Partners Operating Partnership, LP (the “Operating Partnership”), Farmland Partners OP GP LLC (the “General Partner”), FPI Heartland LLC (“Parent Merger Sub”), FPI Heartland Operating Partnership, LP (“OP Merger Sub”) and FPI Heartland GP LLC (“OP Merger Sub GP” and together with the Company, the Operating Partnership, the General Partner, Parent Merger Sub and OP Merger Sub, the “FPI Parties”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with American Farmland Company (“AFCO”) and American Farmland Company L.P. (“AFCO OP” and, together with AFCO, the “AFCO Parties”). The Merger Agreement, the Mergers (as defined below) and the other transactions contemplated by the Merger Agreement were unanimously approved by the Company’s Board of Directors.

Pursuant to the terms of the Merger Agreement, subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement:

•                  OP Merger Sub will be merged with and into AFCO OP (the “Partnership Merger”) at the effective time of the Partnership Merger (the “Partnership Merger Effective Time”), whereupon the separate existence of OP Merger Sub will cease and AFCO OP will be the surviving entity and a subsidiary of Company and OP Merger Sub GP, with OP Merger Sub GP serving as its general partner; and

•                  AFCO will be merged with and into Parent Merger Sub (the “Company Merger” and, together with the Partnership Merger, the “Mergers”) at the effective time of the Company Merger (the “Company Merger Effective Time”), whereupon the separate existence of AFCO will cease and Merger Sub will be the surviving entity and a wholly-owned subsidiary of the Company.

At the Company Merger Effective Time, each share of common stock of AFCO, par value $0.01 per share (“AFCO Common Stock”), issued and outstanding immediately prior to the Company Merger Effective Time (other than any shares of AFCO Common Stock owned by any wholly owned subsidiary of AFCO or by any FPI Party or any of their respective wholly owned subsidiaries), will be automatically converted into the right to receive, subject to certain adjustments, 0.7417 shares of Company Common Stock (as defined below) (the “Company Merger Consideration”).

In addition, in connection with the Company Merger, each outstanding AFCO restricted stock unit that has become fully earned and vested in accordance with its terms will, at the Company Merger Effective Time, be converted into the right to receive the Company Merger Consideration.

At the Partnership Merger Effective Time, each common unit of limited partnership interest in AFCO OP (“AFCO OP Units”) issued and outstanding immediately prior to the Partnership Merger Effective Time, will be converted automatically into the right to receive, subject to certain adjustments, 0.7417 Class A common units of limited partnership interest (“Company OP Units”) in the Operating Partnership (the “Partnership Merger Consideration” and, together with the Company Merger Consideration, the “Merger Consideration”).

The FPI Parties and the AFCO Parties have made certain customary representations and warranties in the Merger Agreement and have agreed to customary covenants, including with respect to the conduct of business prior to the closing and covenants prohibiting the FPI Parties and the AFCO Parties from soliciting, providing non-public information or entering into discussions or agreements concerning proposals relating to alternative business combination transactions, subject to certain limited exceptions.

The Company will be permitted to pay its regular quarterly dividend in an amount not to exceed $0.1275 per share, and AFCO will be permitted to pay its regular quarterly dividend in an amount not to exceed $0.0625 per share.

Pursuant to the Merger Agreement, immediately following the Company Merger Effective Time, the size of the Company’s Board of Directors will be increased to eight members, and Thomas S.T. Gimbel and D. Dixon Boardman will be elected to the Company’s Board of Directors. Each of Messrs. Gimbel and Boardman is currently a member of the Board of Directors of AFCO.

The Mergers are subject to customary closing conditions including, among other things, (1) the approval of the issuance of shares of the Company’s common stock, $0.01 par value per share (“Company Common Stock”), in connection with the Company Merger by the affirmative vote of a majority of the votes cast by holders of the Company Common Stock entitled to vote on the matter, (2) the approval of the Company Merger by the affirmative vote of holders of AFCO Common Stock representing a majority of the votes entitled to be cast on the matter, (3) the approval for the New York Stock Exchange listing of the shares of the Company Common Stock to be issued in the Company Merger, (4) the absence of any law, injunction, judgment, order or ruling prohibiting the Mergers, (5) the accuracy of the representations and warranties made by the parties (subject to customary materiality qualifications), (6) the performance by the parties in all material respects of their covenants, obligations and agreements under the Merger Agreement, (7) the delivery of tax opinions related to each of the Company’s and AFCO’s status as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the “Code”), and (8) the delivery of tax opinions that the Company Merger will qualify as a reorganization within the meaning of Section 368(a) of the Code.

The Merger Agreement may be terminated under certain circumstances, including by mutual consent or by the Company or AFCO (1) if the other party’s Board of Directors fails to support approval of the Merger, supports approval of a competing transaction, or willfully breaches its covenant not to solicit a competing transaction, (2) upon failure of either party to obtain stockholder approval, (3) if a final non-appealable order is issued prohibiting the Mergers, (4) if the Mergers have not been consummated on or before March 31, 2017, or (5) upon a material breach by the other party that would result in the failure of a closing condition to be capable of being satisfied before March 31, 2017.  Additionally, each of the Company and AFCO may terminate the Merger Agreement in order to enter into an alternative transaction that is considered a superior proposal, following a prescribed process including a period of negotiation. In connection with the termination of the Merger Agreement for such reason and under other specified circumstances set forth in the Merger Agreement, the terminating party will be required to pay a termination fee of $6,000,000. Each of the Company and AFCO will bear its own expenses in the transaction; however, a party will be required to reimburse the expenses of the other party up to $1,000,000 in the event that one party, but not the other, has failed to obtain stockholder approval and the Merger Agreement has been terminated for that reason.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement.  The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the FPI Parties or the AFCO Parties. In particular, the assertions embodied in the representations and warranties in the Merger Agreement were made as of a specified date, are modified or qualified by information in confidential disclosure letters provided by each party to the other in connection with the signing of the Merger Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about the Company and AFCO at the time they were made or otherwise and should only be read in conjunction with the other information that the Company makes publicly available in reports, statements and other documents filed with the Securities and Exchange Commission (the “SEC”).

Item 3.02. Unregistered Sales of Equity Securities

In connection with the execution of the Merger Agreement, on September 12, 2016, as described in Item 1.01 above (which is incorporated herein by reference), the Company has agreed to issue 2,425,022 Company OP Units in exchange for 3,269,556 AFCO OP Units upon consummation of the Partnership Merger. The Company OP Units may be tendered for redemption for cash or, at the Company’s election, for shares of Company Common Stock in accordance with the terms of the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership, as amended. The issuance of the Company OP Units upon closing of the Partnership Merger will be exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01. Regulation FD Disclosure.

On September 12, 2016, the Company and AFCO issued a joint press release announcing the execution of the Merger Agreement, which is attached as Exhibit 99.1. As described in the press release, the Company and AFCO intend to hold a conference call with investors during which they will discuss the materials that are attached as Exhibit 99.2 hereto. Both the press release attached hereto as Exhibit 99.1 and the investor presentation attached hereto as Exhibit 99.2 are incorporated by reference in this Item 7.01.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Important Information for Investors and Stockholders

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the proposed Mergers. In connection with the proposed transaction, the Company expects to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of the Company and AFCO that also constitutes a prospectus of the Company, which joint proxy statement will be mailed or otherwise disseminated to the Company’s and AFCO’s respective stockholders when it becomes available. The Company and AFCO also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the joint proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by the Company and AFCO with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by the companies will be available free of charge on their websites at www.farmlandpartners.com and www.americanfarmlandcompany.com.

Participants in Solicitation

The Company, AFCO and their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the SEC on March 15, 2016, and its proxy statement for its 2016 annual meeting of stockholders, which was filed with the SEC on April 14, 2016. Information about the directors and executive officers of AFCO is set forth in its Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the SEC on March 30, 2016, and its proxy statement for its 2016 annual meeting of stockholders, which was filed with the SEC on April 28, 2016. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements are based on current expectations, estimates and projections about the industry, markets in which the Company operates, management’s beliefs, assumptions made by management and the transactions described in this Current Report on Form 8-K. While the Company’s management believes the assumptions underlying its forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond management’s control. These risks include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against the Company, the Operating Partnership and others following announcement of the Merger Agreement; (3) the inability to complete the Mergers due to the failure to obtain stockholder approval or the failure to satisfy other conditions to completion of the Mergers; (4) risks that the proposed transaction disrupts current plans and operations of the Company; (5) the ability to recognize the benefits of the Mergers; and (6) the amount of the costs, fees, expenses and charges related to the Merger and the actual terms of certain financings that will be obtained for the Mergers; and other risks that are set forth under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and other documents it files with the SEC. All forward-looking statements speak only as of the date of this Current Report on Form 8-K or, in the case of any document incorporated by reference, the date of that document. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are qualified by the cautionary statements in this section. Except as may be required by law, the Company undertakes no obligation to update or publicly release any revisions to forward-looking statements to reflect events, circumstances or changes in expectations after the date of this Current Report on Form 8-K.

Item 9.01.                                        Financial Statements and Exhibits.

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated September 12, 2016, by and among Farmland Partners Inc., Farmland Partners Operating Partnership, LP, Farmland Partners OP GP LLC, FPI Heartland LLC, FPI Heartland Operating Partnership, LP, FPI Heartland GP LLC, American Farmland Company and American Farmland Company L.P. *

99.1	Joint Press Release dated September 12, 2016.

99.2	Investor Presentation.

* Farmland Partners has omitted certain schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K and agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMLAND PARTNERS INC.

Dated: September 12, 2016	By:	/s/ Luca Fabbri
Luca Fabbri
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated September 12, 2016, by and among Farmland Partners Inc., Farmland Partners Operating Partnership, LP, Farmland Partners OP GP LLC, FPI Heartland LLC, FPI Heartland Operating Partnership, LP, FPI Heartland GP LLC, American Farmland Company and American Farmland Company L.P.*

99.1	Joint Press Release dated September 12, 2016.

99.2	Investor Presentation

* Farmland Partners has omitted certain schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K and agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit upon request by the SEC.